Exhibit (m)(l)(ix)

DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

As Amended and Restated March 1, 2017

This Plan (the “Plan”) constitutes the DISTRIBUTION AND SHAREHOLDER SERVICES PLAN of Sterling Capital Funds, a Massachusetts business trust (the “Trust”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”). Part A of the Plan relates to each series (each a “Fund” and collectively, the “Funds”) and class of the units of participation (“Shares”) of the Trust. Part B of the Plan relates to the Shares of the Class A (“A Shares”) and /or Class B (“B Shares”), Class C (“C Shares”), Class R (“R Shares”), and Class T (“T Shares”) of particular Funds identified on Schedule A hereto, as such may be amended from time to time.

PART A

1.         The Trust has entered into an Underwriting Agreement (the “Agreement”) with the Trust’s underwriter (the “Distributor”), under which the Distributor uses all reasonable efforts, consistent with its other business, to facilitate the distribution of the Trust’s Shares. Under the Agreement, the Distributor pays the expenses of printing and distributing any prospectuses, reports and other literature used by the Distributor, advertising, and other promotional activities in connection with the offering of the Trust’s Shares for sale to the public.

2.         From the fees received by the Distributor pursuant to Part B of this Plan, Distributor may, subject to the oversight of the Board of Trustees, make payments to securities dealers and other third parties, including the Trust’s investment adviser (“Adviser”) and third party vendors, who engage in the sale of Shares or otherwise provide marketing or distribution related services or who render shareholder support services, including but not limited to providing office space, equipment and telephone facilities, answering routine inquiries regarding the Trust, processing shareholder transactions and providing such other shareholder services as the Trust or Distributor may reasonably request.

3.         The Trust will not make separate payments as a result of this Part A of the Plan to the Distributor or any other party, it being recognized that the Trust presently pays, and will continue to pay, a management and administration fee to the Distributor. To the extent that any payments made by the Trust or any Fund to the Distributor, including payment of management and administration fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of the Shares issued by the Trust within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by this Part A of the Plan.

4.         During the existence of this Part A of the Plan, the Trust shall require the Distributor to provide the Trust, for review by the Trust’s Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended in connection with financing any activity primarily intended to result in the sale of Shares issued by the Trust (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.

PART B

WHEREAS, it is desirable to enable the Trust to have flexibility in meeting the investment and Shareholder servicing needs of its future investors; and

WHEREAS, the Board of Trustees, mindful of the requirements imposed by Rule 12b-1 under the 1940 Act, has determined to effect the Plan for the provision of distribution assistance with respect to the A Shares, B Shares, C Shares, R Shares and T Shares of each Fund listed on Schedule A hereto and for the provision of Shareholder services with respect to the holders of such Shares of each Fund;

NOW THEREFORE, the Trust and the Distributor hereby agree as follows:

Section 1. Each Fund, the A Shares of which are listed on Schedule A hereto, shall pay out of its assets attributable to its A Shares a distribution and shareholder services fee (the “A Share Fee”) to the Distributor equal to the lesser of (i) the fee at the applicable annual rate set forth in Schedule A hereto or (ii) such fee as may from time to time be agreed upon in writing by the Trust and the Distributor. The Distributor may apply the A Share Fee toward the following: (i) compensation for its services in connection with distribution assistance with respect to such Fund’s A Shares or for its services in connection with the rendering of Shareholder services to the holders of such Fund’s A Shares; (ii) payments to financial institutions and intermediaries (such as insurance companies and investment counselors, but not including banks and savings and loan associations), broker-dealers, the Adviser, the Distributor’s affiliates and subsidiaries, or other third party vendors as compensation for services and/or reimbursement of expenses incurred in connection with distribution assistance or Shareholder services with respect to such Fund’s A Shares; or (iii) payments to banks and savings and loan associations, other financial institutions and intermediaries, broker-dealers, and the Distributor’s affiliates and subsidiaries as compensation for services and/or reimbursement of expenses incurred in connection with the provision of Shareholder services to the holders of such Fund’s A Shares. The maximum amount of the A Share Fee that may be payable by the Fund’s A Shares as compensation for Shareholder services and/or reimbursement of expenses incurred in connection with Shareholder services with respect to such Fund’s A Shares is .25% of the average daily net assets of such Fund’s A Shares.

Section 2. Each Fund, the B Shares of which are listed on Schedule A hereto, shall pay out of its assets attributable to its B Shares a distribution and shareholder services fee (the “B Share Fee”) to the Distributor equal to the lesser of (i) the fee at the applicable annual rate set forth in Schedule A hereto, or (ii) such fee as may be agreed upon in writing by the Trust and the Distributor. The Distributor may apply the B Share Fee toward the following: (i) compensation for its services or expenses in connection with distribution assistance with respect to such Fund’s B Shares; (ii) payments to financial institutions and intermediaries (such as banks, savings and loan associations, insurance companies, and investment counselors) as brokerage commissions in connection with the sale of such Fund’s B Shares; and (iii) payments to financial institutions and intermediaries (such as banks, savings and loan associations, insurance companies, and investment counselors), broker-dealers, the Adviser, the Distributor’s affiliates and subsidiaries, or other third party vendors as compensation for services and/or reimbursement of expenses incurred in connection with distribution or shareholder services with respect to such Fund’s B Shares. The maximum amount of the B Share Fee that may be payable by the Fund’s B Shares for the aforementioned services and expenses other than services and/or reimbursement of expenses incurred in connection with shareholder services with respect to such Fund’s B Shares is .75% of the average daily net assets of such Fund’s B Shares. The remaining portion of the B Share Fee is payable by the Fund’s B Shares only as compensation for services and/or reimbursement of expenses incurred in connection with shareholder services with respect to such Fund’s B Shares. As provided in the Agreement, the Distributor may assign its right to receive the B Share Fee to any entity in connection with the sale of a Fund’s B Shares.

Section 3. Each Fund, the C Shares of which are listed on Schedule A hereto, shall pay out of its assets attributable to its C Shares a distribution and shareholder services fee (the “C Share Fee”) to the Distributor equal to the lesser of (i) the fee at the applicable annual rate set forth in Schedule A hereto, or (ii) such fee as may be agreed upon in writing by the Trust and the Distributor. The Distributor may apply the C Share Fee toward the following: (i) compensation for its services or expenses in connection with distribution assistance with respect to such Fund’s C Shares; (ii) payments to financial institutions and intermediaries (such as banks, savings and loan associations, insurance companies, and investment counselors) as brokerage commissions in connection with the sale of such Fund’s C Shares; and (iii) payments to financial institutions and intermediaries (such as banks, savings and loan associations, insurance companies, and investment counselors), broker-dealers, the Adviser, the Distributor’s affiliates and subsidiaries, or other third party vendors as compensation for services and/or reimbursement of expenses incurred in connection with distribution or shareholder services with respect to such Fund’s C Shares. The maximum amount of the C Share Fee that may be payable by the Fund’s C Shares for the aforementioned services and expenses other than services and/or reimbursement of expenses incurred in connection with shareholder services with respect to such Fund’s C Shares is .75% of the average daily net assets of such Fund’s C Shares. The remaining portion of the C Share Fee is payable by the Fund’s C Shares only as compensation for services and/or reimbursement of expenses incurred in connection with shareholder services with respect to such Fund’s C Shares. As provided in the Agreement, the Distributor may assign its right to receive the C Share Fee to any entity in connection with the sale of a Fund’s C Shares.

Section 4. Each Fund, the R Shares of which are listed on Schedule A hereto, shall pay out of its assets attributable to its R Shares a distribution and shareholder services fee (the “R Share Fee”) to the Distributor equal to the lesser of (i) the fee at the applicable annual rate set forth in Schedule A hereto or (ii) such fee as may from time to time be agreed upon in writing by the Trust and the Distributor. The Distributor may apply the R Share Fee toward the following: (i) compensation for its services in connection with distribution assistance with respect to such Fund’s R Shares or for its services in connection with the rendering of Shareholder services to the holders of such Fund’s R Shares; (ii) payments to financial institutions and intermediaries (such as insurance companies, investment counselors and pension plan administrators, but not including banks and savings and loan associations), broker-dealers, the Adviser, the Distributor’s affiliates and subsidiaries, or other third party vendors as compensation for services and/or reimbursement of expenses incurred in connection with distribution assistance or Shareholder services with respect to such Fund’s R Shares; or (iii) payments to banks and savings and loan associations, other financial institutions and intermediaries (such as insurance companies, investment counselors and pension plan administrators), broker-dealers, and the Distributor’s affiliates and subsidiaries as compensation for services and/or reimbursement of expenses incurred in connection with the provision of Shareholder services to the holders of such Fund’s R Shares. The maximum amount of the R Share Fee that may be payable by the Fund’s R Shares as compensation for Shareholder services and/or reimbursement of expenses incurred in connection with Shareholder services with respect to such Fund’s R Shares is .25% of the average daily net assets of such Fund’s R Shares.

Section 5. Each Fund, the T Shares of which are listed on Schedule A hereto, shall pay out of its assets attributable to its T Shares a distribution and shareholder services fee (the “T Share Fee”) to the Distributor equal to the lesser of (i) the fee at the applicable annual rate set forth in Schedule A hereto or (ii) such fee as may from time to time be agreed upon in writing by the Trust and the Distributor. The Distributor may apply the T Share Fee toward the following: (i) compensation for its services in connection with distribution assistance with respect to such Fund’s T Shares or for its services in connection with the rendering of Shareholder services to the holders of such Fund’s T Shares; (ii) payments to financial institutions and intermediaries (such as insurance companies, investment counselors and pension plan administrators, but not including banks and savings and loan associations), broker-dealers, the Adviser, the Distributor’s affiliates and subsidiaries, or other third party vendors as compensation for services and/or reimbursement of expenses incurred in connection with distribution assistance or Shareholder services with respect to such Fund’s T Shares; or (iii) payments to banks and savings and loan associations, other financial institutions and intermediaries (such as insurance companies, investment counselors and pension plan administrators), broker-dealers, and the Distributor’s affiliates and subsidiaries as compensation for services and/or reimbursement of expenses incurred in connection with the provision of Shareholder services to the holders of such Fund’s T Shares. The maximum amount of the R Share Fee that may be payable by the Fund’s T Shares as compensation for Shareholder services and/or reimbursement of expenses incurred in connection with Shareholder services with respect to such Fund’s T Shares is .25% of the average daily net assets of such Fund’s T Shares.

Section 6. The A Share, B Share, C Share, R Share, and T Share Fees shall be accrued daily and payable monthly, and shall be paid by each Fund to the Distributor irrespective of whether such fee exceeds the amounts paid (or payable) by the Distributor pursuant to Sections 1, 2, 3, 4, and 5 of this Part B.

Section 7. The Plan shall not take effect with respect to the A Shares, B Shares, C Shares, R Shares, or T Shares of a Fund until it has been approved by a vote of at least a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund’s A Shares, B Shares, C Shares, R Shares, or T Shares, respectively, subject to the Plan.

Section 8 The Plan shall not take effect with respect to the A Shares, B Shares, C Shares, R Shares, or T Shares of a Fund until it has been approved, together with any related agreements, by a vote of a majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to this Plan (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Plan or such agreement.

Section 9. The Plan shall continue in effect with respect to a class of a Fund for a period of more than one year after it takes effect, provided that such continuance is specifically approved at least annually in the manner provided for approval of the Plan in Section 8.

Section 10. Any person authorized to direct the disposition of monies paid or payable by a Fund pursuant to the Plan or any related agreement shall provide to the Trustees of the Trust, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

Section 11. The Plan may be terminated with respect to the A Shares, B Shares, C Shares, R Shares, or T Shares of a Fund at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding A Shares, B Shares, C Shares, R Shares, or T Shares, respectively, of that Fund.

Section 12. All agreements with any person relating to the implementation of the Plan shall be in writing and any agreement related to the Plan shall provide:

A.	That such agreement may be terminated with respect to the A Shares, B Shares, C Shares, R Shares, or T Shares of a Fund at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding A Shares, B Shares, C Shares, R Shares, or T Shares, respectively, of that Fund, on not more than 60 days’ written notice; and

B.	That such agreement shall terminate automatically in the event of its assignment.

Section 13. The Plan may not be amended to increase materially the amount of the A Share, B Share, C Share, R Share, or T Share Fee with respect to a Fund without approval by Shareholders and Trustees in the manner provided in Sections 7 and 8 hereof, and all material amendments to the Plan with respect to a Fund shall be approved in the manner provided for approval of the Plan in Section 8.

Section 14. As used herein, the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

Section 15. The names “Sterling Capital Funds” and “Trustees of Sterling Capital Funds” refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under an Agreement and Declaration of Trust dated February 1, 2011, as amended, to which reference is hereby made and a copy of which is on file at the office of the Secretary of the Commonwealth of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of Sterling Capital Funds entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, Shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series and/or class of Shares of the Trust must look solely to the assets of the Trust belonging to such series and/or class for the enforcement of any claims against the Trust.

[SEAL]	STERLING CAPITAL FUNDS

By: /s/ Todd M. Miller Name: Todd M. Miller Title: Treasurer and Secretary

STERLING CAPITAL DISTRIBUTORS, LLC

By: /s/ Mark A. Fairbanks Names: Mark A. Fairbanks Title: Vice President

Dated: March 1, 2017

Revised Schedule A to the

Distribution and Shareholder Services Plan

As Amended and Restated March 1, 2017

Name of Funds	Compensation
Sterling Capital Short Duration Bond Fund – A Shares	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Short Duration Bond Fund.

Sterling Capital Intermediate U.S. Government Fund – A Shares	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Intermediate U.S. Government Fund.

Sterling Capital Behavioral Large Cap Value Equity Fund – A Shares	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Behavioral Large Cap Value Equity Fund.

Sterling Capital North Carolina Intermediate Tax-Free Fund – A Shares	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital North Carolina Intermediate Tax-Free Fund.

Sterling Capital Ultra Short Bond Fund – A Shares	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Ultra Short Bond Fund.

Sterling Capital Long/Short Equity Fund – A Shares	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Long/Short Equity Fund.

Sterling Capital Strategic Allocation Conservative Fund – A Shares	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Strategic Allocation Conservative Fund.

Sterling Capital Strategic Allocation Balanced Fund – A Shares	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Strategic Allocation Balanced Fund.

Sterling Capital Strategic Allocation Growth Fund – A Shares	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Strategic Allocation Growth Fund.

Sterling Capital South Carolina Intermediate Tax-Free Fund – A Shares	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital South Carolina Intermediate Tax-Free Fund.

Sterling Capital Virginia Intermediate Tax-Free Fund – A Shares	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Virginia Intermediate Tax-Free Fund.

Sterling Capital Total Return Bond Fund – A Shares	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Total Return Bond Fund.

Sterling Capital Mid Value Fund – A Shares	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Mid Value Fund.

Sterling Capital West Virginia Intermediate Tax-Free Fund – A Shares	Annual rate of twenty-five-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital West Virginia Intermediate Tax-Free Fund.

Sterling Capital Kentucky Intermediate Tax-Free Fund – A Shares	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Kentucky Intermediate Tax-Free Fund.

Sterling Capital Maryland Intermediate Tax-Free Fund – A Shares	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Maryland Intermediate Tax-Free Fund.

Sterling Capital Special Opportunities Fund – A Shares	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Special Opportunities Fund.

Sterling Capital Equity Income Fund – A Shares	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Equity Income Fund.

Sterling Capital Behavioral Small Cap Value Equity Fund – A Shares	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Behavioral Small Cap Value Equity Fund.

Sterling Capital Corporate Fund – A Shares	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Corporate Fund.

Sterling Capital Securitized Opportunities Fund – A Shares	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Securitized Opportunities Fund.

Sterling Capital Behavioral International Equity Fund – A Shares	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Behavioral International Equity Fund.

Sterling Capital Stratton Mid Cap Value Fund – A Shares	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Stratton Mid Cap Value Fund.

Sterling Capital Stratton Real Estate Fund – A Shares	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Stratton Real Estate Fund.

Sterling Capital Stratton Small Cap Value Fund – A Shares	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Stratton Small Cap Value Fund.

Sterling Capital SMID Opportunities Fund – A Shares	Annual rate of (.25%) of the average daily net assets of the Sterling Capital SMID Opportunities Fund.

Sterling Capital Intermediate U.S. Government Fund – B Shares	Annual rate of one percent (1.00%) of the average daily net assets of the Sterling Capital Intermediate U.S. Government Fund.

Sterling Capital Behavioral Large Cap Value Equity Fund – B Shares	Annual rate of one percent (1.00%) of the average daily net assets of the Sterling Capital Behavioral Large Cap Value Equity Fund.

Sterling Capital Strategic Allocation Conservative Fund – B Shares	Annual rate of one percent (1.00%) of the average daily net assets of the Sterling Capital Strategic Allocation Conservative Fund.

Sterling Capital Strategic Allocation Balanced Fund – B Shares	Annual rate of one percent (1.00%) of the average daily net assets of the Sterling Capital Strategic Allocation Balanced Fund.

Sterling Capital Strategic Allocation Growth Fund – B Shares	Annual rate of one percent (1.00%) of the average daily net assets of the Sterling Capital Strategic Allocation Growth Fund.

Sterling Capital Total Return Bond Fund – B Shares	Annual rate of one percent (1.00%) of the average daily net assets of the Sterling Capital Total Return Bond Fund.

Sterling Capital Mid Value Fund – B Shares	Annual rate of one percent (1.00%) of the average daily net assets of the Sterling Capital Mid Value Fund.

Sterling Capital Special Opportunities Fund – B Shares	Annual rate of one percent (1.00%) of the average daily net assets of the Sterling Capital Special Opportunities Fund.

Sterling Capital Equity Income Fund – B Shares	Annual rate of one percent (1.00%) of the average daily net assets of the Sterling Capital Equity Income Fund.

Sterling Capital Behavioral Small Cap Value Equity Fund – B Shares	Annual rate of one percent (1.00%) of the average daily net assets of the Sterling Capital Behavioral Small Cap Value Equity Fund.

Sterling Capital Behavioral Large Cap Value Equity Fund – C Shares	Annual rate of one percent (1.00%) of the average daily net assets of the Sterling Capital Behavioral Large Cap Value Equity Fund.

Sterling Capital Ultra Short Bond Fund – C Shares	Annual rate of one percent (1.00%) of the average daily net assets of the Sterling Capital Ultra Short Bond Fund.

Sterling Capital Mid Value Fund – C Shares	Annual rate of one percent (1.00%) of the average daily net assets of the Sterling Capital Mid Value Fund.

Sterling Capital Intermediate U.S. Government Fund – C Shares	Annual rate of one percent (1.00%) of the average daily net assets of the Sterling Capital Intermediate U.S. Government Fund.

Sterling Capital Total Return Bond Fund – C Shares	Annual rate of one percent (1.00%) of the average daily net assets of the Sterling Capital Total Return Bond Fund.

Sterling Capital Strategic Allocation Conservative Fund – C Shares	Annual rate of one percent (1.00%) of the average daily net assets of the Sterling Capital Strategic Allocation Conservative Fund.

Sterling Capital Strategic Allocation Balanced Fund – C Shares	Annual rate of one percent (1.00%) of the average daily net assets of the Sterling Capital Strategic Allocation Balanced Fund.

Sterling Capital Strategic Allocation Growth Fund – C Shares	Annual rate of one percent (1.00%) of the average daily net assets of the Sterling Capital Strategic Allocation Growth Fund.

Sterling Capital Special Opportunities Fund – C Shares	Annual rate of one percent (1.00%) of the average daily net assets of the Sterling Capital Special Opportunities Fund.

Sterling Capital Equity Income Fund – C Shares	Annual rate of one percent (1.00%) of the average daily net assets of the Sterling Capital Equity Income Fund.

Sterling Capital Behavioral Small Cap Value Equity Fund – C Shares	Annual rate of one percent (1.00%) of the average daily net assets of the Sterling Capital Behavioral Small Cap Value Equity Fund.

Sterling Capital Short Duration Bond Fund – C Shares	Annual rate of one percent (1.00%) of the average daily net assets of the Sterling Capital Short Duration Bond Fund.

Sterling Capital Kentucky Intermediate Tax-Free Fund – C Shares	Annual rate of one percent (1.00%) of the average daily net assets of the Sterling Capital Kentucky Intermediate Tax-Free Fund.

Sterling Capital Maryland Intermediate Tax-Free Fund – C Shares	Annual rate of one percent (1.00%) of the average daily net assets of the Sterling Capital Maryland Intermediate Tax-Free Fund.

Sterling Capital North Carolina Intermediate Tax-Free Fund – C Shares	Annual rate of one percent (1.00%) of the average daily net assets of the Sterling Capital North Carolina Intermediate Tax-Free Fund.

Sterling Capital South Carolina Intermediate Tax-Free Fund – C Shares	Annual rate of one percent (1.00%) of the average daily net assets of the Sterling Capital South Carolina Intermediate Tax-Free Fund.

Sterling Capital Virginia Intermediate Tax-Free Fund – C Shares	Annual rate of one percent (1.00%) of the average daily net assets of the Sterling Capital Virginia Intermediate Tax-Free Fund.

Sterling Capital West Virginia Intermediate Tax-Free Fund – C Shares	Annual rate of one percent (1.00%) of the average daily net assets of the Sterling Capital West Virginia Intermediate Tax-Free Fund.

Sterling Capital Corporate Fund – C Shares	Annual rate of one percent (1.00%) of the average daily net assets of the Sterling Capital Corporate Fund.

Sterling Capital Securitized Opportunities Fund – C Shares	Annual rate of one percent (1.00%) of the average daily net assets of the Sterling Capital Securitized Opportunities Fund.

Sterling Capital Long/Short Equity Fund – C Shares	Annual rate of one percent (1.00%) of the average daily net assets of the Sterling Capital Long/Short Equity Fund.

Sterling Capital Behavioral International Equity Fund – C Shares	Annual rate of one percent (1.00%) of the average daily net assets of the Sterling Capital Long/Short Equity Fund.

Sterling Capital Stratton Mid Cap Value Fund – C Shares	Annual rate of one percent (1.00%) of the average daily net assets of the Sterling Capital Stratton Mid Cap Value Fund.

Sterling Capital Stratton Real Estate Fund – C Shares	Annual rate of one percent (1.00%) of the average daily net assets of the Sterling Capital Stratton Real Estate Fund.

Sterling Capital Stratton Small Cap Value Fund – C Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the Sterling Capital Stratton Small Cap Value Fund.

Sterling Capital SMID Opportunities Fund – C Shares	Annual rate of (.50%) of the average daily net assets of the Sterling Capital SMID Opportunities Fund.

Sterling Capital Short Duration Bond Fund – R Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the Sterling Capital Short Duration Bond Fund.

Sterling Capital Intermediate U.S. Government Fund – R Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the Sterling Capital Intermediate U.S. Government Fund.

Sterling Capital Behavioral Large Cap Value Equity Fund – R Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the Sterling Capital Behavioral Large Cap Value Equity Fund.

Sterling Capital North Carolina Intermediate Tax-Free Fund – R Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the Sterling Capital North Carolina Intermediate Tax-Free Fund.

Sterling Capital Strategic Allocation Conservative Fund – R Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the Sterling Capital Strategic Allocation Conservative Fund.

Sterling Capital Strategic Allocation Balanced Fund – R Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the Sterling Capital Strategic Allocation Balanced Fund.

Sterling Capital Strategic Allocation Growth Fund – R Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the Sterling Capital Strategic Allocation Growth Fund.

Sterling Capital South Carolina Intermediate Tax-Free Fund – R Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the Sterling Capital South Carolina Intermediate Tax-Free Fund.

Sterling Capital Virginia Intermediate Tax-Free Fund – R Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the Sterling Capital Virginia Intermediate Tax-Free Fund.

Sterling Capital Total Return Bond Fund – R Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the Sterling Capital Total Return Bond Fund.

Sterling Capital Mid Value Fund – R Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the Sterling Capital Mid Value Fund.

Sterling Capital West Virginia Intermediate Tax-Free Fund – R Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the Sterling Capital West Virginia Intermediate Tax-Free Fund.

Sterling Capital Kentucky Intermediate Tax-Free Fund – R Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the Sterling Capital Kentucky Intermediate Tax-Free Fund.

Sterling Capital Maryland Intermediate Tax-Free Fund – R Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the Sterling Capital Maryland Intermediate Tax-Free Fund.

Sterling Capital Special Opportunities Fund – R Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the Sterling Capital Special Opportunities Fund.

Sterling Capital Equity Income Fund – R Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the Sterling Capital Equity Income Fund.

Sterling Capital Behavioral Small Cap Value Equity Fund – R Shares	Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the Sterling Capital Behavioral Small Cap Value Equity Fund.

Sterling Capital Short Duration Bond Fund – T Shares*	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Short Duration Bond Fund.

Sterling Capital Intermediate U.S. Government Fund – T Shares*	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Intermediate U.S. Government Fund.

Sterling Capital Behavioral Large Cap Value Equity Fund – T Shares*	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Behavioral Large Cap Value Equity Fund.

Sterling Capital North Carolina Intermediate Tax-Free Fund – T Shares*	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital North Carolina Intermediate Tax-Free Fund.

Sterling Capital Ultra Short Bond Fund – T Shares*	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Ultra Short Bond Fund.

Sterling Capital Long/Short Equity Fund – T Shares*	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Long/Short Equity Fund.

Sterling Capital Strategic Allocation Conservative Fund – T Shares*	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Strategic Allocation Conservative Fund.

Sterling Capital Strategic Allocation Balanced Fund – T Shares*	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Strategic Allocation Balanced Fund.

Sterling Capital Strategic Allocation Growth Fund – T Shares*	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Strategic Allocation Growth Fund.

Sterling Capital South Carolina Intermediate Tax-Free Fund – T Shares*	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital South Carolina Intermediate Tax-Free Fund.

Sterling Capital Virginia Intermediate Tax-Free Fund – T Shares*	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Virginia Intermediate Tax-Free Fund.

Sterling Capital Total Return Bond Fund – T Shares*	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Total Return Bond Fund.

Sterling Capital Mid Value Fund – T Shares*	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Mid Value Fund.

Sterling Capital West Virginia Intermediate Tax-Free Fund – T Shares*	Annual rate of twenty-five-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital West Virginia Intermediate Tax-Free Fund.

Sterling Capital Kentucky Intermediate Tax-Free Fund – T Shares*	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Kentucky Intermediate Tax-Free Fund.

Sterling Capital Maryland Intermediate Tax-Free Fund – T Shares*	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Maryland Intermediate Tax-Free Fund.

Sterling Capital Special Opportunities Fund – T Shares*	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Special Opportunities Fund.

Sterling Capital Equity Income Fund – T Shares*	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Equity Income Fund.

Sterling Capital Behavioral Small Cap Value Equity Fund – T Shares*	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Behavioral Small Cap Value Equity Fund.

Sterling Capital Corporate Fund – T Shares*	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Corporate Fund.

Sterling Capital Securitized Opportunities Fund – T Shares*	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Securitized Opportunities Fund.

Sterling Capital Behavioral International Equity Fund – T Shares*	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Behavioral International Equity Fund.

Sterling Capital Stratton Mid Cap Value Fund – T Shares*	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Stratton Mid Cap Value Fund.

Sterling Capital Stratton Real Estate Fund – T Shares*	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Stratton Real Estate Fund.

Sterling Capital Stratton Small Cap Value Fund – T Shares*	Annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets of the Sterling Capital Stratton Small Cap Value Fund.

Sterling Capital SMID Opportunities Fund – T Shares*	Annual rate of (.25%) of the average daily net assets of the Sterling Capital SMID Opportunities Fund.

* Amendments to become effective upon effectiveness of an amendment to the Trust’s registration statement disclosing such amendments.

STERLING CAPITAL FUNDS

By:	/s/ Todd M. Miller
Name: Todd M. Miller
Title: Treasurer and Secretary

STERLING CAPITAL DISTRIBUTORS, LLC

By:	/s/ Mark A. Fairbanks
Name: Mark A. Fairbanks
Title: Vice President